SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: December 8, 1999 Date of earliest event reported: November 29, 1999

PFIZER INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3619 (Commission File Number)	13-5315170 (I.R.S. Employer Identification No.)

235 East 42nd Street New York, New York (Address of principal executive offices)		10017 (Zip Code)

Registrant's telephone number, including area code: (212) 573-2323

Item 5. Other Events

Attached and incorporated herein by reference as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, are copies of (1) a press release of Pfizer Inc. dated November 29, 1999 responding to Warner-Lambert Company's counterclaim, (2) a press release of Pfizer Inc. dated December 2, 1999 responding to a letter sent by the Board of Directors of Warner-Lambert Company to Warner-Lambert shareholders, and (3) a press release of Pfizer Inc. dated December 6, 1999 regarding a filing by American Home Products.

Item 7(c). Exhibits

99.1	Press release of Pfizer Inc. dated November 29, 1999 responding to Warner-Lambert Company's counterclaim.
99.2	Press release of Pfizer Inc. dated December 2, 1999 responding to a letter sent by the Board of Directors of Warner-Lambert Company to Warner-Lambert shareholders.
99.3	Press release of Pfizer Inc. dated December 6, 1999 regarding a filing by American Home Products.

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

Dated: December 8, 1999	By: /s/ MARGARET M. FORAN Name: Margaret M. Foran Title: Vice President - Corporate Governance

Index to Exhibits

99.1	Press release of Pfizer Inc. dated November 29, 1999 responding to Warner-Lambert Company's counterclaim.
99.2	Press release of Pfizer Inc. dated December 2, 1999 responding to a letter sent by the Board of Directors of Warner-Lambert Company to Warner-Lambert shareholders.
99.3	Press release of Pfizer Inc. dated December 6, 1999 regarding a filing by American Home Products.